UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 27, 2003

NEXTEL PARTNERS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29633	91-1930918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Carillon Point Kirkland, Washington 98033 (425) 576-3600
(Address and Telephone Number of Registrant’s Principal Executive Offices)

ITEM 5.                                                     OTHER EVENTS.

Andrew Sinwell resigned from the Boards of Directors of Nextel Partners, Inc. (the “Company”) and Nextel Partners Operating Corp., a wholly owned subsidiary of the Company, effective June 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTEL PARTNERS, INC.

Date: July 3, 2003	By:	/S/ DONALD J. MANNING
Donald J. Manning
Vice President, General Counsel and Secretary